SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	150 North Michigan Avenue Chicago, Illinois	60601
	(Address of principal executive offices)	(Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(C)                                              Exhibits:

99.1*                    Press Release dated April 24, 2003.

Item 9.                                                           Regulation FD Disclosure.*

The information contained under Item 9 of this report is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition.”  On April 24, 2003, Smurfit-Stone Container Corporation issued a press release announcing its earnings for the first quarter of 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

*                      The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION

Dated: April 24, 2003	By:	/s/ Craig A. Hunt
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.                                      Description

99.1*                                                                    Press Release dated April 24, 2003.

*                      The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.